SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: June 1, 2001
                          ----------------------------
                        (Date of earliest event reported)



                                  NAVTECH, INC.
                  --------------------------------------------
               (Exact name of Registrant as specified in charter)



             Delaware                   0-15362                  11-2883366
------------------------------    ----------------------    ------------------
(State or other jurisdiction       (Commission File No.)       (IRS Employer
of incorporation)                                         Identification Number)


              2340 Garden Road, Suite 102, Monterey, California      93940
              ------------------------------------------------------------
                (Address of principal executive offices)         (Zip Code)



      Registrant's telephone number, including area code: (519) 747-9883

Item 5.   Other Events.

     On June 1, 2001, Navtech, Inc. appointed Derek Dawson as its Executive Vice President of Field Operations. In his new role, Mr. Dawson's responsibilities will include the management of the sales, marketing, account management, and primary customer support functions of the company and its subsidiaries. Mr. Dawson will also continue to serve as the Managing Director of Airware Solutions Inc., a developer of crew scheduling software recently acquired by Navtech. In order to undertake his duties for Airware and in connection with his newly appointed duties, Mr. Dawson will no longer be serving as Navtech's Executive Vice President - Business Development.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    NAVTECH, INC.

Dated: June 06, 2001                                By: /s/ David Strucke
                                                        ------------------------
                                                        David Strucke
                                                        Chief Financial Officer